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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, Young J. Boozer, III, and W. Flake Oakley, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), during the year ending December 31, 1996; to sign any registration statement and any amendments thereto of the Registrant for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney supersedes and revokes any previous power of attorney of the Registrant relating to the foregoing matters and shall terminate at the conclusion of the regular board meeting of the Registrant in January 1997.

     Done this 17th day of January, 1996, in the City of Montgomery, Alabama.

           /s/  ROBERT E. LOWDER                 Chairman of the Board, President and Chief
---------------------------------------------    Executive Officer
              Robert E. Lowder

            /s/  YOUNG J. BOOZER                 Director
---------------------------------------------
               Young J. Boozer

            /s/  WILLIAM BRITTON                 Director
---------------------------------------------
               William Britton

           /s/  JERRY J. CHESSER                 Director
---------------------------------------------
              Jerry J. Chesser

        /s/  AUGUSTUS K. CLEMENTS, III           Director
---------------------------------------------
          Augustus K. Clements, III

                   /s/  ROBERT CRAFT             Director
---------------------------------------------
                Robert Craft

                                                 Director
---------------------------------------------
               Patrick F. Dye

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
         /s/  CLINTON HOLDBROOKS                 Director
---------------------------------------------
             Clinton Holdbrooks

             /s/  D. B. JONES                    Director
---------------------------------------------
                 D. B. Jones

            /s/  HAROLD D. KING                  Director
---------------------------------------------
               Harold D. King

            /s/  JOHN ED MATHISON                Director
---------------------------------------------
              John Ed Mathison

            /s/  MILTON MCGREGOR                 Director
---------------------------------------------
               Milton McGregor

         /s/  JOHN C. H. MILLER, JR.             Director
---------------------------------------------
           John C. H. Miller, Jr.

            /s/  JOE D. MUSSAFER                 Director
---------------------------------------------
               Joe D. Mussafer

         /s/  WILLIAM E. POWELL, III             Director
---------------------------------------------
           William E. Powell, III

             /s/  JACK H. RAINER                 Director
---------------------------------------------
               Jack H. Rainer

           /s/  FRANCES E. ROPER                 Director
---------------------------------------------
              Frances E. Roper

              /s/  ED V. WELCH                   Director
---------------------------------------------
                 Ed V. Welch